Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Parrish Medley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Davi Skin, Inc. for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Davi Skin, Inc.

                                                                                                                     By:               /s/ Parrish Medley

                                                                                                                     Name:         Parrish Medley

                                                                                                                     Title:            Chief Executive Officer

                                                                                                                     Date:            November 18, 2004

I, Margaret Robley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Davi Skin, Inc. for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Davi Skin, Inc.

                                                                                                                     By:               /s/ Margaret Robley

                                                                                                                     Name:          Margaret Robley

                                                                                                                     Title:            Chief Financial Officer

                                                                                                                     Date:            November 18, 2004

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